BORROWINGS	12 Months Ended
Dec. 31, 2012
BORROWINGS
BORROWINGS

10.                               BORROWINGS

The borrowings were repayable as follows:

	As of December 31,
	2011	2012

Borrowing within one year	8,847	1,077
Borrowing over one year	378	408
Total borrowings	9,225	1,485

Borrowing within one year:

Tansun Xiamen, Camelot Beijing, Harmonation and Hwawei obtained short-term loans from banks to meet their temporary working capital needs. As of December 31, 2012, the outstanding short-term loans of Tansun Xiamen, Camelot Beijing, Harmonation and Hwawei are US$45, US$161, US$855 and US$16. The short-term loans bore interest rates ranging from 1.92% to 7.22% per annum payable in arrears.

Borrowing over one year:

As of December 31, 2012, the outstanding long-term loans of Tansun Xiamen and Harmonation are US$245 and UD$163. The long-term loans bore interest rates ranging from 7.85% to 9.58% per annum payable in arrears.